                      U.S. SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                          -------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): November 30, 2000


                               TIPPERARY CORPORATION
                              -----------------------
               (Exact name of registrant as specified in its charter)



Texas                           1-7796                     75-1236955
--------                ------------------------           -------------------
(State or other         (Commission File Number)           (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)



     633 17th Street, Denver, Colorado, Suite 1550          80202
     -------------------------------------------------      -------------
     (Address of principal executive offices)               (Zip Code)

     (303) 293-9379
     ----------------------------------------------------
     (Registrant's telephone number, including area code)


     Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

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Item 8.       Change in Fiscal Year.
---------     ----------------------------

On November 30, 2000, the Board of Directors of Tipperary Corporation ("the Company") elected to change its fiscal year end from September 30 to December
31. A transition report on Form 10-KSB covering the transition period from October 1,2000 through December 31, 1999 will be filed on or before March 31, 2001.




                                     SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TIPPERARY CORPORATION
                                  --------------------------------------------
                                       (Registrant)

Date:    December 13, 2000        By:  /s/ David L. Bradshaw
                                       ---------------------------------------
                                       David L. Bradshaw, Chief
                                       Executive Officer and President